--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                 New Income Fund
--------------------------------------------------------------------------------
                                November 30, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

New Income Fund

o Longer-term interest rates declined on balance during the six months ended November 30, more than retracing their earlier rise and creating a positive environment for bonds.

o Among high-quality bonds, corporates led the way for the past six months, but mortgage-backed securities had the best returns for the 12-month period.

o The fund's six-month return exceeded both its Lipper peer group and the Lehman Aggregate Bond Index.

o We lengthened duration slightly to increase appreciation opportunities and added corporates to enhance yield.

o Prospects are good for continued low inflation and moderate growth- a favorable environment for bonds over time.

Fellow Shareholders
================================================================================

     Reversing the pattern of the preceding six months, interest rates fell and prices of high-quality bonds rose during the six months ended November 30, 1997. Bond yields more than retraced their previous rise, due in part to a flight to the safety of Treasuries when global stock markets sold off in the wake of Southeast Asia's financial crisis. Longer-term bonds and your fund generated strong returns for the past six months.

     [Edgar description: Interest Rate Levels - a 3-line chart showing the 30-year Treasury Bond, 5-year Treasury Note and 1-year Treasury Bill yields from 5/31/97 to 11/30/97. [wrap preceding paragraph around chart and start next paragraph if necessary]

     The economy maintained its momentum over the past six months, ri sing at a 3.5% annual rate during the third quarter. Inflation remained subdued, aided by the dollar's continued strength, which made imports cheaper. The U.S. bond market and the dollar were both boosted by the currency crises that began in Thailand in July and spread quickly to other Pacific Rim countries, devastating stock returns in virtually every market. Investors sought the safe haven of U.S. dollars, and, when the U.S. stock market caught a serious case of jitters in October, they rushed to buy U.S. Treasury securities. With inflation quiescent and equity markets in turmoil, the Federal Reserve understandably took no monetary policy action during this period.

     Long-term rates fell significantly more than short-term rates, causing the yield curve to flatten. As of November 30, the difference in yields between 30-year Treasury bonds and one-year Treasury notes had narrowed from about 115 basis points six months ago to about 58 in November (100 basis points equal one percentage point).

     Among high-grade bond market sectors, corporate bonds provided the best returns for the six-month period, as investors sought higher income returns in a falling rate environment. Lower-rated bonds within the investment-grade sector generated the highest returns. This is typical during periods of strong economic growth as fears of credit downgrades and defaults diminish. Mortgage-backed securities fell to third place during the period, reflecting investor concern over rising prepayment rates. (Prepayments typically pick up when rates fall.) For the last 12 months, however, mortgage-backed securities outstripped both Treasuries and corporates.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 11/30/97                       6 Months       12 Months
--------------------------------------------------------------------------------
New Income Fund                                 6.66%           6.93%
Lehman Aggregate Bond Index                     6.55            7.55
Lipper Average of Corporate
Bond Funds A-Rated                              6.58            6.93
================================================================================

     For the six-month period, the fund provided a strong return of 6.66%, generated by income of $0.29 per share and a $0.29 rise in share value. This was slightly above the benchmark Lehman index and an average of competitor funds. Despite the recent rally, the fund's share price on November 30 was only two cents above its level of a year earlier, so total return for the year was powered primarily by income. For the 12 months, the fund lagged the benchmark index but matched the average competitor fund.

     As the likelihood of any tightening by the Fed faded, we felt comfortable lengthening the fund's duration from 4.9 years to 5.4 years to take advantage of falling rates. (Duration measures a bond fund's sensitivity to interest rate changes. A duration of 5.0 years, for instance, means a fund's price would drop about 5% for each one-percentage-point rise in interest rates.) The principal change we made in portfolio composition during the period was to increase our investment in corporate bonds from 21% of net assets to 41% to increase yield and take advantage of a temporary widening in yield spreads between credit-quality tiers in September and October. The bonds purchased were primarily A-rated. This asset move was accomplished by trimming mortgage-backed securities from 38% to 35% of net assets to decrease exposure to prepayment risk, by reducing Treasury holdings from 27% to 18%, and also by redeploying some cash reserves. The fund's weighted average credit rating declined marginally from AA+ to AA.

OUTLOOK

     [Edgar description: Pie chart - Security Diversification as of 11/30/97. U.S. Treasury Securities 18%; mortgage-backed securities 35%; corporate bonds 40%, reserves 6%, other 1%] [wrap preceding and following paragraphs around pie]

     Despite the economy's strength, we believe the recent developments in Asia and continued subdued inflation may obviate the need for any immediate action by the Federal Reserve. Indeed, we do not expect any change in policy for the next quarter or two, and it is no longer a foregone conclusion that the Fed's next move will be a tightening. Looking further ahead, we expect a continuation of good growth, but a touch slower than the recent pace. Consumers, burdened with debt and perhaps reacting a bit to the volatility on Wall Street, may pare back big-ticket purchases next year, and business fixed investment should slow from its recent torrid pace. All this points to a positive environment for fixed income securities over the coming months.

Respectfully submitted,

/s/

Charles P. Smith
President and Chairman of the Investment Advisory Committee
December 19, 1997

================================================================================
Operating Policy Change
--------------------------------------------------------------------------------

     Your fund's Board of Directors has approved a change in one of the New Income Fund's investment policies, which will become effective January 15, 1998. Currently, any security purchased by the fund must be rated within the four highest credit categories (i.e., investment grade) by at least one established public rating agency or, if unrated, must have an equivalent rating assigned by
T. Rowe Price. The fund may not purchase any security rated below investment grade-below BBB-by Standard & Poor's, Moody's, or Fitch. This restriction is being changed to allow the fund to invest up to 15% of its total assets in split-rated securities, which are securities rated investment grade by at least one rating agency but below-investment grade by another rating agency.

     There are many cases where our own research analysts may concur with a BBB rating but one of the outside agencies does not, thereby prohibiting the fund from purchasing the security. The Directors are providing this additional flexibility because our rigorous research gives us confidence that we can take advantage of opportunities to purchase credits we believe will improve, thereby enhancing fund returns.

     This supplements the New Income Fund prospectus dated October 1, 1997.
================================================================================

T. Rowe Price New Income Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                           5/31/97     11/30/97
--------------------------------------------------------------------------------
Price Per Share ......................................      $ 8.77       $ 9.06
Dividends Per Share
     For 6 months ....................................        0.29         0.29
     For 12 months ...................................        0.58         0.58
Dividend Yield *

     For 6 months ....................................        6.69%        6.53%
     For 12 months ...................................        6.86         6.72
Weighted Average Maturity (years) ....................        10.4         12.2
Weighted Average Effective Duration (years) ..........         4.9          5.4
Weighted Average Quality ** ..........................         AA+           AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price New Income Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
                                                       Percent of     Percent of
                                                       Net Assets     Net Assets
                                                          5/31/97       11/30/97
--------------------------------------------------------------------------------
Mortgage-Backed Securities .......................            38%            35%
U.S. Treasury Securities .........................            27             18
Banking ..........................................             8             12
Electric Utilities ...............................             6              7
Finance and Credit ...............................             1              7
Retail ...........................................             1              3
Short-Term Obligations ...........................            10              2
Investment Dealers ...............................             1              2
Insurance ........................................             1              2
All Other ........................................             6              9
Other Assets Less Liabilities ....................             1              3
--------------------------------------------------------------------------------
Total ............................................           100%           100%
================================================================================

T. Rowe Price New Income Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[New Income Fund SEC graph]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 11/30/97 .........      1 Year     3 Years     5 Years    10 Years
New Income Fund ................       6.93%       9.75%       7.24%       8.55%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price New Income Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                                    6 Months           Year                                  3 Months#          Year
                                       Ended          Ended                                     Ended          Ended
                                    11/30/97        5/31/97       5/31/96       5/31/95       5/31/94        2/28/94       2/28/93
NET ASSET VALUE
Beginning of period ............   $    8.77      $    8.70     $    8.97     $    8.65     $    9.12      $    9.24     $    8.94
Investment activities
    Net investment income ......        0.29           0.58          0.60          0.58          0.14           0.54          0.57
    Net realized and
    unrealized gain (loss) .....        0.29           0.07         (0.27)         0.34         (0.40)         (0.05)         0.30
    Total from
    investment activities ......        0.58           0.65          0.33          0.92         (0.26)          0.49          0.87
Distributions
    Net investment income ......       (0.29)         (0.58)        (0.60)        (0.58)        (0.14)         (0.54)        (0.57)
    Net realized gain ..........        --             --            --           (0.02)        (0.07)         (0.07)         --
    Total distributions ........       (0.29)         (0.58)        (0.60)        (0.60)        (0.21)         (0.61)        (0.57)
NET ASSET VALUE
End of period ..................   $    9.06      $    8.77     $    8.70     $    8.97     $    8.65      $    9.12     $    9.24
Ratios/Supplemental Data
Total return ...................        6.66%          7.70%         3.70%        11.13%        (2.84)%         5.36%        10.12%
Ratio of expenses to
average net assets .............        0.71%+         0.74%         0.75%         0.78%         0.80%+         0.82%         0.84%
Ratio of net investment
income to average
net assets .....................        6.44%+         6.65%         6.66%         6.95%         6.43%+         5.77%         6.36%
Portfolio turnover rate ........        68.4%          87.1%         35.5%         54.1%         91.5%+         58.3%         85.8%
Net assets, end of period
(in millions) ..................   $   1,894      $   1,711     $   1,634     $   1,566     $   1,375      $   1,458     $   1,527
====================================================================================================================================

+   Annualized.
#   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
================================================================================
Unaudited                                                      November 30, 1997

Statement of Net Assets                              Par/Shares           Value
                                                                    In thousands
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES  40.6%
Automobiles and Related  0.4%
Ford Motor Credit, Sr. Unsub. Notes, 7.20%, 6/15/07 ..........   $6,820   $7,117
                                                                           7,117

Banking  11.6%
ABN AMRO NV, Sub. Deb., 7.30%, 12/1/26 .......................   10,000   10,072
Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02 ........    7,000    6,653
Banco Latinoamericano, (144a), 6.69%, 12/23/99 ...............   10,000    9,979
Banco Santiago, Sub. Notes, 7.00%, 7/18/07 ...................    5,000    5,021
Bank of Boston Capital Trust, Gtd. Notes, 8.25%, 12/15/26 ....   10,000   10,710
Bank of Oklahoma, 7.125%, 8/15/07 ............................   12,000   12,350
Den Danske Bank, (144a), VR, 7.40%, 6/15/10 ..................   10,000   10,284
First Chicago NBD, Gtd. Bonds, (144a), 7.95%, 12/1/26 ........   10,000   10,332
First Empire Capital Trust I, Gtd. Bonds, 8.234%, 2/1/27 .....   10,000   10,651
Hubco Capital Trust I, 8.98%, 2/1/27 .........................    7,000    7,499
M & I Capital Trust, 7.65%, 12/1/26 ..........................   11,300   11,222
MBNA
    MTN, 6.15%, 10/1/03 ......................................    5,000    4,954
    Sub. Notes, 7.25%, 9/15/02 ...............................    7,000    7,166
Mercantile Bancorporation, Sr. Notes, 7.05%, 6/15/04 .........   15,000   15,357
Mercantile Bankshares, Sr. Notes, (144a), 6.13%, 7/15/98 + ...    5,000    5,002
Merita Bank, Non-Cum. Step-Up Perpetual Cap. Securities
        7.15%, 9/11/02 .......................................   11,000   11,181
Midland Bank, Sub. Notes, 7.625%, 6/15/06 ....................   10,000   10,554
PNC Bank, Sub. Notes, 7.875%, 4/15/05 ........................   12,000   12,839
PNC Institutional Capital, (144a), 7.95%, 12/15/26 ...........    8,000    8,362
Santander Financial, Gtd. Sub. Notes, 7.875%, 4/15/05 ........    8,250    8,886
Scotland International, Sub. Notes, (144a), 8.80%, 1/27/04 ...    5,000    5,589
Skandinaviska Enskilda Banken
    Step-Up Perpetual Sub. Notes, (144a)
        8.125%, 9/6/06 .......................................    5,000    5,358
Societe Generale, Step-Up Perpetual Sub. Notes, (144a)
        7.85%, 4/30/07 .......................................    8,000    8,331
Toronto Dominion Bank, Sub. Notes, 6.50%, 1/15/07 ............   12,000   12,011
                                                                         220,363

Beverages  0.9%
Embotelladora Andina, 7.00%, 10/1/07 .........................    5,000    4,982
Panamerican Beverages, Sr. Notes, (144a), 7.25%, 7/1/09 ......   13,000   13,000
                                                                          17,982

Building and Real Estate  0.9%
Meditrust, 7.00%, 8/15/07 ....................................  $ 6,500  $ 6,495
Simon Debartolo Group, 7.00%, 7/15/09 ........................   10,000   10,031
                                                                          16,526

Cable Operators  1.9%
Clear Channel, Deb., 7.25%, 10/15/27 .........................   12,000   11,914
Comcast Cable Communications, 8.375%, 5/1/07 .................    5,000    5,465
Cox Enterprises, 7.375%, 7/15/27 .............................   17,000   17,936
                                                                          35,315

Consumer Services  0.6%
Service Corporation International, 7.70%, 4/15/09 ............   10,000   10,655
                                                                          10,655

Electric Utilities  6.8%
Alabama Power, 1st Mtg. Bonds, 7.75%, 2/1/23 .................    3,650    3,777
Big Rivers, Cooperative Utility Trust Cert., 10.70%, 9/15/17 .    2,500    2,640
Consolidated Edison, Deb .....................................
        6.375%, 4/1/03 .......................................    5,860    5,853
        6.45%, 12/1/07 .......................................    7,000    6,952
Consumers Energy, 1st Mtg. Bonds, 6.375%, 9/15/03 ............    5,000    4,868
DR Investments, Sr. Notes, (144a), 7.45%, 5/15/07 ............    5,000    5,282
Georgia Power
    1st Mtg. Bonds
        7.625%, 3/1/23 .......................................    5,750    5,914
        7.95%, 2/1/23 ........................................    2,809    2,906
Houston Lighting & Power, 7.75%, 3/15/23 .....................   10,000   10,351
Jersey Central Power & Light
    1st Mtg. Notes, 6.75%, 11/1/25 ...........................    9,000    8,372
    MTN, 6.85%, 11/27/06 .....................................   10,000   10,160
Montana Power, 1st Mtg. Bonds, 8.25%, 2/1/07 .................    5,000    5,503
National Rural Utilities Cooperative Finance, 6.70%, 6/15/02 .    5,000    5,091
Northern Indiana Public Service, MTN, 6.90%, 6/1/00 ..........    5,000    5,077
Pennsylvania Power & Light, 1st Mtg. Notes, 6.875%, 3/1/04 ...    5,000    5,095
Philadelphia Electric, 1st Ref. Mtg., 8.00%, 4/1/02 ..........    8,050    8,507
Public Service Electric & Gas, 1st Ref. Mtg., 6.125%, 8/1/02 .    3,450    3,416
Texas Utilities Electric, 1st Mtg. Bonds, 7.875%, 3/1/23 .....    8,450    8,621
Virginia Electric & Power, 1st Ref. Mtg., 7.50%, 6/1/23 ......   10,950   11,150
West Texas Utilities, 1st Mtg. Bonds, 6.375%, 10/1/05 ........    7,860    7,867
                                                                         127,402

Finance and Credit  6.0%
Banesto Finance, Gtd. Sub. Notes, 7.50%, 3/25/07 .............    5,000    5,245
CIT Capital Trust I, Gtd. Cap. Securities, 7.70%, 2/15/27 ....  $10,000  $10,469
Fairfax Financial Holdings, 8.25%, 10/1/15 ...................   12,760   13,982
Hutchison Whampoa Finance, (144a), 6.95%, 8/1/07 .............   18,000   17,558
Jefferson Pilot Capital Trust, (144a), 8.14%, 1/15/46 ........    5,000    5,175
MCN Financing, Gtd. Notes, 6.305%, 6/1/37 ....................   15,000   15,009
National City Capital Trust I, Gtd. Notes, 6.75%, 6/1/29 .....   17,000   17,096
Safeco Capital Trust, (144a), 8.072%, 7/15/37 ................   15,000   15,285
Trenwick Capital Trust I, Cap. Securities, 8.82%, 2/1/37 .....    2,925    3,224
Zurich Capital Trust, (144a), 8.376%, 6/1/37 .................   10,000   10,751
                                                                         113,794

Food Processing  0.6%
Nabisco, 6.70%, 6/15/02 ......................................   10,000   10,086
Quaker Oats, 7.44%, 3/2/26 ...................................    1,000    1,070
                                                                          11,156

Food and Tobacco  0.5%
Philip Morris, 7.65%, 7/1/08 .................................   10,000   10,503
                                                                          10,503

Industrials  0.6%
Celulosa Arauco Y Constitucion, (144a), 7.20%, 9/15/09 .......   12,500   12,298
                                                                          12,298

Insurance  2.4%
Hartford Life, 6.90%, 6/15/04 ................................   14,850   15,127
Liberty Mutual Insurance, (144a), 8.20%, 5/4/07 ..............   12,000   13,139
Metropolitan Life Insurance, (144a), 7.80%, 11/1/25 ..........   16,850   17,808
                                                                          46,074

Investment Dealers  2.3%
Donaldson Lufkin & Jenrette, 6.375%, 5/26/00 .................   10,000   10,029
Jefferies Group, Sr. Notes, (144a), 7.50%, 8/15/07 ...........    5,000    5,075
Lehman Brothers
    Sr. Sub. Notes
        5.75%, 11/15/98 ......................................    5,000    4,975
        7.625%, 8/1/98 .......................................    8,000    8,076
Morgan Stanley Group, 6.875%, 3/1/07 .........................    5,000    5,080
PaineWebber Group, Sr. Notes, 7.625%, 10/15/08 ...............   10,000   10,618
                                                                          43,853

Petroleum  0.3%
Parker & Parsley Petroleum, Sr. Notes, 8.875%, 4/15/05 .......    5,000    5,622
                                                                           5,622

Railroads  0.6%
CSX, Deb., 7.45%, 5/1/07 .....................................  $10,000  $10,540
                                                                          10,540

Retail  2.9%
Federated Department Stores, Sr. Deb., 7.45%, 7/15/17 ........   17,000   17,514
Food Lion, 7.55%, 4/15/07 ....................................    6,000    6,325
Kroger, 7.65%, 4/15/07 .......................................    9,000    9,536
Sears Roebuck, MTN, 6.93%, 11/15/02 ..........................   12,500   12,768
The Gap, 6.90%, 9/15/07 ......................................    9,000    9,187
                                                                          55,330

Savings and Loan  0.3%
CENFED Financial, Sr. Deb., (144a), 11.17%, 12/15/01 .........    5,000    5,531
                                                                           5,531

Transportation  0.4%
Qantas Airways, Sr. Notes, (144a), 6.625%, 6/30/98 ...........    7,000    7,026
                                                                           7,026

Utilities  0.6%
Western Resources, 1st Mtg. Bonds, 6.875%, 8/1/04 ............    12,000  12,078
                                                                          12,078
Total Corporate Bonds and Notes (Cost $750,761) ..............           769,165

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  35.0%

U.S. Government Agency Asset-Backed  0.8%
Federal Home Loan Mortgage, REMIC -
    Government National Mortgage Assn. Collateral
        5.15%, 8/25/12 .......................................    9,672    9,591
Federal National Mortgage Assn., REMIC, 8.10%, 4/25/25 .......    4,500    4,712
                                                                          14,303

U.S. Government Agency Obligations  6.9%
Federal Home Loan Mortgage
        6.50%, 11/1/04 - 6/1/24 ..............................   10,545   10,476
        7.00%, 2/1/24 ........................................    4,134    4,168
        7.50%, 3/1 - 6/1/24 ..................................    8,622    8,807
        8.00%, 6/1/08 ........................................       95       97
        9.00%, 3/1/21 - 5/1/22 ...............................    6,058    6,450
        9.75%, 12/1/17 .......................................    2,193    2,389
        10.50%, 2/1/01 - 8/1/20 ..............................      871      960
        11.00%, 5/1/11 - 7/1/20 ..............................      423      476
        11.50%, 6/1/01 .......................................        4        5
Federal Home Loan Mortgage
    REMIC
        5.50%, 10/15/20 $ ....................................    5,000 $  4,764
        6.00%, 5/15/16 .......................................    4,734    4,724
        6.50%, 6/15/23 .......................................   31,663   31,454
        7.00%, 8/15/09 - 9/15/24 .............................   40,600   40,931
        7.50%, 2/15/06 .......................................    1,957    1,977
Federal National Mortgage Assn ...............................
        8.75%, 3/1/10 ........................................       12       12
        10.50%, 7/1/09 - 4/1/22 ..............................    1,990    2,208
    REMIC
        7.00%, 11/25/18 ......................................    2,317    2,313
        8.00%, 11/25/24 ......................................    8,233    8,861
                                                                         131,072

U.S. Government Guaranteed Obligations  27.3%
Government National Mortgage Assn
    I
        6.00%, 12/15/23 - 4/15/24 ............................   13,160   12,735
        6.50%, 4/15/23 - 9/15/27 .............................   70,569   69,640
        7.00%, 4/15/22 - 10/15/27 ............................  112,425  113,055
        7.50%, 8/15/16 - 9/15/27 .............................   76,184   78,180
        8.00%, 12/15/24 - 10/15/27 ...........................   56,660   59,138
        8.50%, 9/15/16 - 3/15/27 .............................   47,260   49,796
        9.00%, 1/15/09 - 4/15/25 .............................   16,989   18,306
        9.50%, 6/15/09 - 3/15/25 .............................   54,646   59,519
        11.00%, 12/15/09 - 1/15/21 ...........................   16,165   18,365
        11.50%, 3/15/10 - 10/15/15 ...........................    2,181    2,506
    II
        7.00%, 12/20/23 - 9/20/27 ............................   25,794   25,756
        8.50%, 9/20/26 .......................................      150      157
        9.00%, 6/20/16 - 5/20/22 .............................    6,675    7,153
    GPM, I, 10.25%, 2/15/16 - 11/15/20 .......................    2,531    2,790
                                                                         517,096
Total U.S. Government Mortgage-Backed Securities (Cost $649,748)         662,471

U.S. GOVERNMENT OBLIGATIONS  17.5%

U.S. Treasury Obligations  17.5%
U.S. Treasury Bonds
        6.125%, 11/15/27 .....................................   13,240   13,389
U.S. Treasury Bonds
        6.375%, 8/15/27 $ ....................................   55,910  $58,138
        6.50%, 11/15/26 ......................................    8,000    8,426
        6.75%, 8/15/26 .......................................   54,550   59,289
        8.00%, 11/15/21 ......................................   16,035   19,748
        8.125%, 5/15/21 ......................................   32,140   40,009
U.S. Treasury Notes
        5.75%, 11/15/00 ......................................   10,000    9,986
        6.25%, 10/31/01 ......................................   29,000   29,380
        6.375%, 1/15/00 ......................................   48,300   48,851
        7.75%, 11/30/99 ......................................   43,750   45,336
Total U.S. Government Obligations (Cost $311,918) ............           332,552

ASSET-BACKED SECURITIES  0.2%

Auto-Backed  0.0%
Premier Auto Trust, 4.22%, 3/2/99 ............................      684      680
                                                                             680

Receivables-Backed  0.2%
Continental Airlines, PTC, 6.94%, 10/15/13 ...................    3,431    3,505
                                                                           3,505
Total Asset-Backed Securities (Cost $4,115) ..................             4,185

EQUITY AND CONVERTIBLE SECURITIES  1.0%

Banking  0.5%
Chase Preferred Capital, Pfd. Stock, (Series A) ..............      400   10,425
                                                                          10,425

Financial  0.5%
Pinto Totta International Finance
    Pfd. Stock, (144a), (Series A) ...........................        9    8,671
                                                                           8,671
Total Equity and Convertible Securities (Cost  $18,685) ......            19,096

MONEY MARKET FUNDS  2.4%
Reserve Investment Fund, 5.71% # .............................   44,781   44,781
Total Money Market Funds (Cost  $44,781) .....................            44,781

Total Investments in Securities
96.7% of Net Assets (Cost  $1,780,008) .......................       $ 1,832,250

Other Assets Less Liabilities ................................            61,797

NET ASSETS ...................................................       $ 1,894,047

Net Assets Consist of:
Accumulated net investment income -
net of distributions .........................................           $ 2,699
Accumulated net realized gain/loss -
net of distributions .........................................             5,808
Net unrealized gain (loss) ...................................            52,242
Paid-in-capital applicable to 209,158,836
shares of $1.00 par value capital stock
outstanding; 300,000,000 shares authorized ...................         1,833,298

NET ASSETS ...................................................       $ 1,894,047

NET ASSET VALUE PER SHARE ....................................            $ 9.06

+     Private Placement
#     Seven-day yield
GPM   Graduated Payment Mortgage
MTN   Medium Term Note
PTC   Pass-through Certificate
REMIC Real Estate Mortgage Investment Conduit
VR    Variable Rate
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - totalof such securities at year-end amounts to 10.9% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
================================================================================
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                        11/30/97
Investment Income
Interest and dividend income ....................................       $ 64,955
Expenses
    Investment management .......................................          4,307
    Shareholder servicing .......................................          1,795
    Custody and accounting ......................................            175
    Prospectus and shareholder reports ..........................             80
    Registration ................................................             51
    Legal and audit .............................................             14
    Directors ...................................................             10
    Miscellaneous ...............................................              9
    Total expenses ..............................................          6,441
Net investment income ...........................................         58,514
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ..........................         12,574
Change in net unrealized gain or loss on securities .............         44,914
Net realized and unrealized gain (loss) .........................         57,488
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........................................       $116,002

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
================================================================================
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                         6 Months           Year
                                                            Ended          Ended
                                                         11/30/97        5/31/97
Increase (Decrease) in Net Assets
Operations
    Net investment income ...........................  $   58,514   $   111,049
    Net realized gain (loss) ........................      12,574         4,730
    Change in net unrealized gain or loss ...........      44,914         6,965
    Increase (decrease) in net assets from operations     116,002       122,744
Distributions to shareholders
    Net investment income ...........................     (58,516)     (111,027)
Capital share transactions *
    Shares sold .....................................     226,506       323,914
    Distributions reinvested ........................      34,922        71,848
    Shares redeemed .................................    (135,597)     (331,111)
    Increase (decrease) in net assets from capital
    share transactions ..............................     125,831        64,651
Net Assets
Increase (decrease) during period ...................     183,317        76,368
Beginning of period .................................   1,710,730     1,634,362
End of period .......................................  $1,894,047   $ 1,710,730
*Share information
    Shares sold .....................................      25,357        36,821
    Distributions reinvested ........................       3,890         8,164
    Shares redeemed .................................     (15,166)      (37,672)
    Increase (decrease) in shares outstanding .......      14,081         7,313


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
================================================================================
Unaudited                                                      November 30, 1997

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973.

      The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

      VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

      Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

      OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At November 30, 1997, the value of securities on loan was $216,917,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

      OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $529,214,000 and $160,224,000, respectively, for the six months ended November 30, 1997. Purchases and sales of U.S. government securities aggregated $861,685,000 and $1,006,347,000, respectively, for the six months ended November 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

      At November 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,780,008,000, and net unrealized gain aggregated $52,242,000, of which $55,321,000 related to appreciated investments and $3,079,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

      The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $732,000 was payable at November 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,074,000 for the six months ended November 30, 1997, of which $197,000 was payable at period-end.

      Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 29.5% of the outstanding shares of the New Income Fund at November 30, 1997. For the six months then ended, the fund was allocated $615,000 of Spectrum expenses, $111,000 of which was payable at period-end.

      The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1997, totaled $1,022,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
               IN PERSON Available in T. Rowe Price Investor Centers.

               ACCOUNT SERVICES

               CHECKING  Available on most fixed  income  funds ($500  minimum).

               AUTOMATIC INVESTING From your bank account or paycheck.

               AUTOMATIC   WITHDRAWAL    scheduled,    automatic    redemptions.

               DISTRIBUTION   OPTIONS  Reinvest  all,  some,  or  none  of  your
               distributions.

               AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and T. Rowe Price OnLine.

               DISCOUNT BROKERAGE*

               INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               INVESTMENT INFORMATION

               COMBINED STATEMENT Overview of your T. Rowe Price accounts.

               SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

               T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

               PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

               INSIGHTS   Educational  reports  on  investment   strategies  and
               financial markets.

               INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New Income Fund [Registration Mark.]

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F43-051  11/30/97